                                                                   EXHIBIT 99.15

                           [LETTERHEAD OF FIRST USA]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1996-2
                _______________________________________________

                    Monthly Period:                07/01/97 to
                                                   07/31/97
                    Distribution Date:             08/11/97
                    Transfer Date:                 08/08/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                        Class A                  5.21555555
                                        Class B                  5.34888895
                                        CIA Inv. Amt.            5.94444440
                                                               ------------
                                        Total (weighted avg.)    5.29482895

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount  Class A                  5.21555555
                                        Class B                  5.34888895
                                        CIA Inv. Amt.            5.94444440
                                                               ------------
                                        Total (weighted avg.)    5.29482895
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1996-2
PAGE 2


     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                        Class A                    0.00000000
                                        Class B                    0.00000000
                                        CIA Inv. Amt.              0.00000000
                                                               --------------
                                        Total                      0.00000000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                        Class A                 74,826,270.13
                                        Class B                  6,773,411.05
                                        CIA Inv. Amt.            8,579,653.97
                                                               --------------
                                        Total                   90,179,335.15
                                                               ==============

     2.   Allocation of Finance Charge Receivables.
          ----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                        Class A                  8,978,120.70
                                        Class B                    812,519.92
                                        CIA Inv. Amt.            1,027,994.82
                                                               --------------
                                        Total                   10,818,635.44
                                                               ==============

          (b)  Principal Funding Investment Proceeds
               (to Class A)                                               N/A
          (c)  Withdrawals from Reserve Account
               (to Class A)                                               N/A
                                                               --------------
               Class A Available Funds                           8,978,120.70
                                                               ==============

     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)  The aggregate amount of Principal
               Receivables in the Trust as of the
               last day of the Monthly Period

                                                           $20,950,813,989.19

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1996-2
PAGE 3

          (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
               Amount during Accumulation Period)

                                        Class A                 $600,000,000.00
                                        Class B                   54,300,000.00
                                        CIA Inv. Amt.             68,700,000.00
                                                               ----------------
                                        Total                   $723,000,000.00

          (c)  The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph
               3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                          2.864%
                                        Class B                          0.259%
                                        CIA Inv. Amt.                    0.328%
                                                               ----------------
                                        Total                            3.451%

          (d)  During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving Period)

                                        Class A                             N/A
                                        Class B                             N/A
                                        CIA Inv. Amt.                       N/A
                                                               ----------------
                                        Total                               N/A

          (e)  The Fixed/Floating Allocation Percentage:
               The Invested Amount set forth in paragraph
               3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                        Class A                             N/A
                                        Class B                             N/A
                                        CIA Inv. Amt.                       N/A
                                                               ----------------
                                        Total                               N/A
     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)  35 - 64 days                                      333,942,932.43
          (b)  65 - 94 days                                      203,212,534.73
          (c)  95 - 124 days                                     165,110,215.98
          (d)  125 - 154 days                                    155,005,903.92
          (e)  155 - 184 days                                    124,415,929.07
          (f)  185 or more days                                   74,265,993.43
                                                               ----------------
                                         Total                 1,055,953,509.56
                                                               ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1996-2
PAGE 4

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Monthly Period
               allocable to the Invested Amount (the
               aggregate "Investor Default Amount")

                                        Class A                    3,662,807.24
                                        Class B                      331,484.06
                                        CIA Inv. Amt.                419,391.43
                                                               ----------------
                                        Total                      4,413,682.73
                                                               ================

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the Class B
               Invested Amount and the CIA Invested Amount

                                        Class A                            0.00
                                        Class B                            0.00
                                        CIA Inv. Amt.                      0.00
                                                               ----------------
                                        Total                              0.00
                                                               ================

          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            0.00
                                        Class B                            0.00
                                        CIA Inv. Amt.                      0.00
                                                               ----------------
                                        Total                              0.00
                                                               ================

          (c)  The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA Invested Amount

                                        Class A                            0.00
                                        Class B                            0.00
                                        CIA Inv. Amt.                      0.00
                                                               ----------------
                                        Total                              0.00
                                                               ================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1996-2
PAGE 5


          (d)  The amount set forth in paragraph 6(c)
               above, per $1,000 interest (which will
               have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                        Class A                            0.00
                                        Class B                            0.00
                                        CIA Inv. Amt.                      0.00
                                                               ----------------
                                        Total                              0.00
                                                               ================

     7.   Investor Servicing Fee.
          ----------------------

          (a)  The amount of the Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for the Monthly Period

                                        Class A                      750,000.00
                                        Class B                       67,875.00
                                        CIA Inv. Amt.                 85,875.00
                                                               ----------------
                                        Total                        903,750.00
                                                               ================

     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated CIA and Class B
          Principal Collections applied in respect of Interest
          Shortfalls, Investor Default Amounts or Investor
          Charge-Offs for the prior month.

                                        Class B                            0.00
                                        CIA Inv. Amt.                      0.00
                                                               ----------------
                                        Total                              0.00
                                                               ================

     9.   CIA Invested Amount
          -------------------

          (a)  The amount of the CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect of
               the preceding month
                                                                  68,700,000.00

          (b)  The Required CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect of
               the preceding month                                68,700,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1996-2
PAGE 6


     10.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
          Date). The amount of a Certificateholder's pro rata share of the Investor Participation
          Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                        Class A                      1.00000000
                                        Class B                      1.00000000
                                                               ----------------
                                        Total (weighted avg.)        1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period             10.63%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                    7.96%



C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.   Accumulation Period
          -------------------

          (a)  Accumulation Period commencement date                   05/31/02

          (b)  Accumulation Period length (months)                            1

          (c)  Accumulation Period Factor                                 25.88

          (d)  Required Accumulation Factor Number                        11.00

          (e)  Controlled Accumulation Amount                    723,000,000.00

          (f)  Minumum Payment Rate (last 12 months)                      9.84%

     2.   Principal Funding Account
          -------------------------

     Beginning Balance                                                    $0.00
          Plus: Principal Collections for Related Monthly Period
                from principal Account                                     0.00
          Plus: Interest on Principal Funding Account Balance
                for Related Monthly Period                                  N/A
          Less: Withdrawals to Finance Charge Account                       N/A
          Less: Withdrawals to Distribution Account                        0.00
                                                                ---------------
     Ending Balance                                                       $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1996-2
PAGE 7


     3.   Accumulation Shortfall
          ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                              N/A

          Less:  The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period                     N/A
                                                                    ------------

                 Accumulation Shortfall                                      N/A
                                                                    ============

                 Aggregate Accumulation Shortfalls                           N/A
                                                                    ============

     4.   Principal Funding Investment Shortfall
          --------------------------------------

                 Covered Amount                                              N/A

          Less:  Principal Funding Investment Proceeds                       N/A
                                                                    ------------

                 Principal Funding Investment Shortfall                      N/A


D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.   Required Reserve Account Analysis

          (a)  Required Reserve Account Amount percentage
               (0.5% of Class A Invested Amount or other
               amount designated by Transferor)                            0.00

          (b)  Required Reserve Account Amount ($)                         0.00

          (c)  Required Reserve Account Balance after effect of
               any transfers on the Related Transfer Date                  0.00

          (d)  Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date                 0.00

     2.   Reserve Account Investment Proceeds
          -----------------------------------

          Reserve Account Investment Proceeds transferred to the
          Finance Charge Account on the Related Transfer Date               N/A

     3.   Withdrawals from the Reserve Account
          ------------------------------------

          Total Withdrawals from the Reserve Account transferred
          to the Finance Charge Account on the Related Transfer
          Date (1(d) plus 2 above)                                          N/A

     4.   The Portfolio Adjusted Yield
          ----------------------------

          The Portfolio Adjusted Yield for the related Mthly
          Period                                                           3.03%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
SIGNATURE PAGE


                                        FIRST USA BANK
                                        as Servicer


                                        BY:       /s/ Peter W. Atwater
                                                  ------------------------------
                                                  Peter W. Atwater
                                                  Executive Vice President